UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ORCHID ISLAND CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORCHID ISLAND CAPITAL, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2014

To the stockholders of
Orchid Island Capital, Inc.:

The 2014 Annual Meeting of stockholders (the “Annual Meeting”) of Orchid Island Capital, Inc., a Maryland corporation, will be held at 3305 Flamingo Drive, Vero Beach, Florida on June 11, 2014, at 9:00 a.m., Eastern Time, for the following purposes:

1.	To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014;

3.	To approve, by a non-binding vote, our executive compensation;

4.	To approve, by a non-binding vote, the frequency of future stockholder advisory votes about our executive compensation; and

5.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 28, 2014 as the record date for the Annual Meeting. Only holders of record of our Common Stock as of that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

Your vote is very important.  If you do not provide voting instructions, your shares will not be voted or counted on several important matters. We urge you to vote soon after you receive these proxy materials, which explain how to vote via mail, phone or Internet.

Admission to the Annual Meeting will be by admission ticket only.  If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting. If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

By Order of the Board of Directors,

Robert E. Cauley
Chairman of the Board and CEO
Vero Beach, Florida
April 29, 2014

ORCHID ISLAND CAPITAL, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”  or the “Board”) of Orchid Island Capital, Inc., a Maryland corporation (“ORC,” “we” and “us”), for use at our Annual Meeting to be held on June 11, 2014, at 9:00 a.m. Eastern Time at the office of Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments or postponements to the meeting. This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2013, are first being sent to our common stockholders on or about April 29, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 11, 2014: This proxy statement and our annual report on Form 10-K are available on the internet at www.orchidislandcapital.com. On this site, you will be able to access this proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2013, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

At the Annual Meeting, action will be taken to elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; to hold advisory votes on executive compensation; and to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. In the discretion of the proxy holders, proxies may be voted on any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. We will bear the expense of soliciting proxies for the Annual Meeting, including the mailing cost. In addition to solicitation by mail, our officers or a company of our designation may solicit proxies from stockholders by telephone, e-mail, facsimile or personal interview. Our officers receive no additional compensation for such services.  Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

Voting Securities

The Board of Directors has fixed the close of business on April 28, 2014, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the record date, there were 9,091,665 shares of our common stock outstanding. Only common stockholders of record on the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held, which may be given in person or by proxy duly authorized in writing, by telephone or by internet.

Voting

If you hold shares of our common stock in your own name as a holder of record, you may instruct the proxies to vote your shares through any of the following methods:

By Telephone or the Internet — Common stockholders can vote their shares via telephone or the internet as instructed in the proxy card.

By Mail — A common stockholder may elect to vote by mail and should complete, sign and date the proxy card and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders that hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your bank, broker or other agent for your shares to be voted.

In Person — Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

Counting of Votes

A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy. If you have returned valid voting instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person with your proxy, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be postponed or adjourned until a quorum has been obtained. Because there were 9,091,665 eligible votes as of the record date, we will need at least 4,545,833 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of directors (proposal 1) and to approve the non-binding resolution regarding the frequency of future votes on compensation for our executive officers (proposal 4).  Plurality means (a) with regard to the election of directors, that the six nominees for director receiving the greatest number of “for” votes from our shares entitled to vote will be elected, and (b) with regard to the advisory (non-binding) vote on the frequency of the shareholder vote on executive compensation, the option (every one, two or three years) receiving the greatest number of “for” votes will be considered the frequency recommended by stockholders. For purposes of proposals 1 and 4, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2014 (proposal 2) and for advisory (non-binding) approval of our compensation philosophy (proposal 3).  For purposes of the vote on these proposals, abstentions and broker non-votes will have the same effect as votes against the proposal.

Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to any non-routine matter, including the election of directors (proposal 1) or any compensation-related proposals (proposals 3 or 4), unless the brokers have received instructions from the beneficial owners of the shares. It is therefore important that you provide instructions to your broker so that your shares will be counted in these matters.

Brokers may vote at their discretion on all routine matters (i.e. the ratification of the appointment of our independent registered public accounting firm). Broker non-votes occur when a broker, bank or other nominee holding common shares on your behalf votes the shares on some matters but not others. We will treat broker non-votes as common shares present and voting for quorum purposes and votes not cast in any non-routine matter, including proposals 1, 3 and 4.

If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

Right to Revoke Proxy

You have the right to revoke your proxy at any time before the Annual Meeting.  If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you may use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously mailed in a proxy card.  The latest-dated, properly completed proxy that you submit, whether through the Internet, by telephone or by mail will count as your vote.  Please note that if you submit a later proxy authorization by mail, your re-authorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual Meeting.  If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

PROPOSAL 1:  ELECTION OF DIRECTORS

Pursuant to our corporate charter, our common stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Nominating and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until our Annual Meeting to be held in 2015 and until his or her successor is duly elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A common stockholder using the enclosed form of proxy can vote for or against any or all of the nominees or may abstain from voting for any or all of the nominees.

We believe that all of our directors, each of whom is up for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Nominating and Corporate Governance Committee pursuant to the guidelines described below under “Nominating and Corporate Governance Committee” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Messrs. Cauley and Haas are affiliates of Bimini Advisors, LLC (our “Manager”). Other than Messrs. Cauley and Haas, each of the nominees is independent as defined in the NYSE MKT Company Guide.

The information set forth below is as of April 28, 2014 with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is Orchid Island Capital, Inc., 3305 Flamingo Dr., Vero Beach, Florida 32963. We have highlighted specific attributes for each Board member below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTEFOR
THE ELECTION OF ALL DIRECTOR NOMINEES.

NOMINEES FOR DIRECTOR

ROBERT E. CAULEY, CFA
Chairman, President and Chief Executive Officer
Director since August 2010
Age 55

Mr. Cauley has been our Chairman, President and Chief Executive Officer since August 2010 and is the President, Chairman and Chief Executive Officer of our Manager. Mr. Cauley co-founded Bimini Capital Management, Inc. (“Bimini”) in 2003 and has served as its Chief Executive Officer and Chairman of the Board of Directors since April 2008. He served as Vice-Chairman, Chief Financial Officer and Chief Investment Officer prior to April 2008. Prior to co-founding Bimini in 2003, Mr. Cauley was a vice-president and portfolio manager at Federated Investors in Pittsburgh from 1996 to 2003. Prior to 1996, Mr. Cauley was a member of the ABS/MBS structuring desk at Lehman Brothers from 1994 to 1996 and a credit analyst at Barclays Bank, PLC from 1992 to 1994. Mr. Cauley is a CPA (inactive status) and served in the United States Marine Corps for four years. We believe that Mr. Cauley should continue to serve as a member of our Board of Directors due to his experience managing a publicly-traded real estate investment trust (“REIT”) and his career as a residential mortgage-backed securities (“RMBS”) portfolio manager.

G. HUNTER HAAS, IV
Chief Financial Officer and Chief Investment Officer
Director since August 2010
Age 37

Mr. Haas has been our Chief Financial Officer and Chief Investment Officer since August 2010 and has served on our Board of Directors since August 2010. Mr. Haas is the Chief Investment Officer and Chief Financial Officer of our Manager. Mr. Haas has been the President, Chief Investment Officer and Chief Financial Officer of Bimini since April 2008. Prior to assuming those roles with Bimini, he was Bimini’s Senior Vice President and Head of Research and Trading. Mr. Haas joined Bimini in May 2004 as Vice President and Head of Mortgage Research. He has over 12 years of experience in this industry and has managed trading operations for the portfolio since his arrival in May 2004. Mr. Haas has approximately eight years of experience as a member of senior management of a public REIT. Prior to joining Bimini, Mr. Haas worked in the mortgage industry as a member of a team responsible for hedging a servicing portfolio at both National City Mortgage and Homeside Lending, Inc. We believe that Mr. Haas should continue to serve as a member of our Board of Directors due to his experience as the Chief Financial Officer of a publicly-traded REIT and his experience in the mortgage industry.

W COLEMAN BITTING
Director since February 2013
Age 48

Mr. Bitting has maintained a private consulting practice focused on REITs. Mr. Bitting was a Founding Partner and Head of Corporate Finance at Flagstone Securities, a leading investment bank that specialized in mortgage REITs and finance companies, from 2000 to February 2007. Flagstone managed more than 40 equity offerings raising more than $5 billion of equity capital. Flagstone helped clients build investment and liability management practices. Prior to Flagstone, Mr. Bitting held senior equity research positions at Stifel, Nicholas & Co. Inc. and Kidder, Peabody & Co., Inc. Due to his significant capital markets experience and experience analyzing and advising REITs, we believe Mr. Bitting should continue to serve as a member of our Board of Directors.

JOHN B. VAN HEUVELEN
Director since February 2013
Age 68

Mr. Van Heuvelen was appointed to the board of Hallador Energy Company (Nasdaq: HNRG) in September 2009 and serves as the chair of the audit committee. Mr. Van Heuvelen has been a member of the board of directors of MasTec, Inc. (NYSE: MTZ) since June 2002 and is currently the lead director and serves on their audit committee. He was chairman of their audit committee and the financial expert from 2004 to June 2009. He also served on the board of directors of LifeVantage, Inc. (OTC: LFVN) from August 2005 through August 2007. From 1999 to the present, Mr. Van Heuvelen has been a private equity investor based in Denver, Colorado. His investment activities have included private telecom and technology firms. Mr. Van Heuvelen spent 13 years with Morgan Stanley and Dean Witter Reynolds in various executive positions in the mutual fund, unit investment trust and municipal bond divisions before serving as president of Morgan Stanley Dean Witter Trust Company from 1993 until 1999. Due to his significant experience as the audit committee chairman of two publicly-traded companies as well as his experience in fixed income investments, we believe Mr. Van Heuvelen should continue to serve as a member of our Board of Directors.

FRANK P. FILIPPS
Director since February 2013
Age 66

From 2005 to July 2008, Mr. Filipps served as the Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company, leading it through its initial public offering and listing on the Nasdaq and subsequent sale. Prior to that, Mr. Filipps was employed by the Radian Group, Inc., spending two years as Senior Vice President and Chief Financial Officer, one year as Executive Vice President and Chief Operating Officer and 10 years as Chairman and Chief Executive Officer. In his time with the Radian Group, Inc., Mr. Filipps led the company through its initial public offering and listing on the NYSE. Prior to his tenure with the Radian Group, Inc., Mr. Filipps spent 17 years with American International Group, Inc. (NYSE: AIG), where he held multiple Vice President-level positions and was the President, Chief Executive Officer and founder of AIG Capital Corporation, the first non-insurance financial company within AIG, which focused on interest rate swaps, foreign exchange and equity arbitrage and leveraged buyout bridge financing. Mr. Filipps has served as a director and the chair of the audit committee of Impac Mortgage Holdings, Inc. (NYSE Amex: IMH) since 1995, as a director of Primus Guaranty, Ltd. (NYSE: PRS) since 2002 and as chair of the compensation committee from 2002 to 2006 and the nominating and corporate governance committee from 2007 to 2011 and as a director and chairman of the governance committee of Fortegra Financial Corp. (NYSE: FRF) since 2010 and as chair of the nominating and governance committee from 2010 to 2011 and the compensation committee since 2012. Due to his financial and business expertise, diversified management background, extensive experience with real estate-related and mortgage services companies and experience as a director of other public companies, we believe Mr. Filipps should continue to serve as a member of our Board of Directors.

AVA L. PARKER
Director since February 2013
Age 51

Since 2001, Ms. Parker has been a partner in the law firm of Lawrence & Parker, PA, where she serves as bond counsel and underwriter’s counsel in connection with municipal finance transactions as well as assists for-profit and not-for-profit clients with corporate organization, development and interpretation of contracts and litigation issues. Ms. Parker is also the President of Linking Solutions, Inc., which provides training, technical support and program management services in the public and private sectors. She has served as the President of Linking Solutions since 2002. In 2006, Ms. Parker was appointed to the Jacksonville Transportation Authority Board of Directors, where she is currently a Board Member and has served as Chairman. Ms. Parker presently serves as the Immediate Past Chairman of the State of Florida Board of Governors of the State University System. Due to her experience as a member of a number of private, state and municipal boards, with complex financial and corporate transactions and in corporate counseling, we believe Ms. Parker should continue to serve as a member of our Board of Directors.

CORPORATE GOVERNANCE

We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices.  We have adopted a number of written policies, including corporate governance guidelines, code of business conduct and ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Our corporate governance guidelines are found on our website at www.orchidislandcapital.com.

Board of Directors Composition

Our business and affairs are managed under the direction of our Board of Directors.  Members of our Board of Directors are kept informed of our business through discussions with our chairman, CEO and other officers, by reviewing materials provided to them, and participating in meetings of our Board of Directors and its committees.  The Board of Directors is currently comprised of six directors, all of which stand for election annually.  The Board of Directors is elected by stockholders to oversee management of the Company in the long-term interests of all stockholders.

During the year ended December 31, 2013, our Board of Directors held 16 meetings.  Each director standing for election attended more than 75 percent of the meetings of our Board of Directors and committees on which he or she served that were held during the period for which such person was a director. It is our policy for Board members to attend the Annual Meeting in person.

Director Independence

Section 802(a) “Board of Directors” of the NYSE MKT Company Guide requires that at least a majority of our directors be independent of our company and management.  The rules also require that our Board of Directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent.  Our Board of Directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us and our management.  Our Board of Directors, based upon the fact that none of our non-employee directors have any material relationships with us other than as directors and holders of our common stock, affirmatively determined that four of our directors are independent directors under NYSE MKT rules.  Our independent directors are W Coleman Bitting, John B. Van Heuvelen, Frank P. Filipps and Ava L. Parker.  Robert E. Cauley and G. Hunter Haas, IV are not considered independent because they are employees of Bimini, which is the sole member of our Manager.  Therefore, our Board of Directors is comprised of a majority of independent directors.

Board Meetings and Committees

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  The charter of each Board committee is available on the Corporate Governance section of our website at www.orchidislandcapital.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

The following table reflects the composition of each of the Board of Director’s standing committees as of April 28, 2014 and the number of meetings held during 2013.

Nominating
and
Corporate
	Audit	Compensation	Governance
W Coleman Bitting		Chair	X
John B. Van Heuvelen	Chair	X
Frank P. Filipps	X	X	X
Ava L. Parker	X		Chair
Number of Meetings	7	1	1

Audit Committee

Mr. Van Heuvelen chairs our Audit Committee and the Board of Directors has determined that Mr. Van Heuvelen qualifies as the “audit committee financial expert,” as that term is defined by the Item 407(d)(5)(ii) of Regulation S-K. Each member of the Audit Committee is financially literate and able to read and understand fundamental financial statements.  The Board of Directors has also determined that each of John B. Van Heuvelen, Frank P. Filipps and Ava L. Parker are independent as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under the NYSE MKT Company Guide. The committee assists our Board of Directors in overseeing:

•	our accounting and financial reporting processes;
•	the integrity and audits of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the qualifications and independence of our independent registered public accounting firm; and
•	the performance of our independent registered public accounting firm and any internal auditors.

The committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee’s purpose and responsibilities are more fully set forth in the committee’s charter, which is available in the Investor Relations section of our web site at www.orchidislandcapital.com.

Compensation Committee

Mr. Bitting chairs our Compensation Committee. The Compensation Committee exercises all powers delegated to it by the Board of Directors in connection with compensation matters, which include reviewing our overall executive officer and director compensation structure, policies and programs, making determinations as to appropriate levels of executive officer compensation, administering the issuance of any equity awards under our 2012 Equity Incentive Plan (the “2012 Plan”), making recommendations to the Board of Directors with respect to the 2012 Plan and any other incentive compensation plans and equity-based plans and other compensation-related matters. Our Compensation Committee may designate a sub-committee of at least one member to address specific issues on behalf of the committee.

Nominating and Corporate Governance Committee

Ms. Parker chairs the nominating and corporate governance committee, which is responsible for seeking, considering and recommending to our full Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the Annual Meeting of stockholders. It also periodically prepares and submits to our Board of Directors for adoption the committee’s selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and annually recommends to our Board of Directors nominees for each committee of our Board of Directors. In addition, the committee annually facilitates the assessment of our Board of Directors’ performance as a whole and of the individual directors and reports thereon to our Board of Directors.

Board of Directors Leadership Structure

The Board of Directors has not separated the positions of Chairman of the Board and Chief Executive Officer.  Robert E. Cauley holds these positions and he leads our Board of Directors meetings.  The Company’s lead independent director is John B. Van Heuvelen.  Each of the Board of Director’s standing committees are chaired by independent directors, and in that capacity, they are able to call meetings, set agendas and direct the attention of those committees on a wide range of corporate matters.  Given the nature and scope of our current operations and our small management team, the Board of Directors believes that our current leadership structure and allocation of responsibilities is appropriate while maintaining strong independence.

Board Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees.  The Audit Committee oversees management of financial risks and risks relating to potential conflicts of interest, the Compensation Committee is responsible for overseeing the management of risks relating to compensation arrangements, and the Nominating and Corporate Governance Committee manages risks associated with the size, composition and independence of the Board of Directors.  These committees provide reports periodically to the full Board of Directors.  The oversight responsibility of the Board of Directors and its committees is supported by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, compensation, legal and compliance, and other risks.  The management reporting process includes regular reports from the Chief Executive Officer, which are provided with input from the senior management team.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during 2013 an officer or employee of ours or any of our affiliates nor is any such person a former officer of ours or any of our affiliates.  In addition, no executive officer of the Company currently serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of ours.

COMPENSATION OF DIRECTORS

Overview

Our independent directors each receive annual compensation of $20,000. Additionally, each independent director receives reimbursement for travel and hotel expenses associated with attending such board and committee meetings. The chairperson of each of the Compensation Committee and the Nominating and Corporate Governance Committee are entitled to an additional annual fee of $2,500. The chairperson of the Audit Committee is entitled to an additional annual fee of $5,000. These retainer fees are paid quarterly, and directors are entitled to elect to receive shares of the Company’s common stock in lieu of all or any portion of their retainer fees that would otherwise be payable in cash.

Our stockholders’ equity exceeded $100 million at the end of the first quarter of 2014. Effective in the second quarter of 2014, which is the first calendar quarter immediately following the calendar quarter in which our ending stockholders’ equity balance first equaled or exceeded $100 million, our independent directors annual compensation will increase to $70,000 from $20,000. Effective in the second quarter of 2014, the chairperson of each of the Compensation Committee and the Nominating and Corporate Governance Committee will be entitled to an additional annual fee of $7,500 versus $2,500, and the chairperson of the Audit Committee will be entitled to an additional annual fee of $12,500 versus $5,000.

On April 25, 2014, the board of directors approved a recommendation of the Compensation Committee suggesting that the annual compensation of our independent directors be paid 50% in cash and 50% in shares of the Company’s common stock commencing in the second quarter of 2014. The shares will be distributed under the terms of our 2012 Plan.

The following table sets forth the compensation paid to non-employee directors during 2013:

Director Compensation*

	Fees Earned
	or Paid in	Stock	Option	All Other
	Cash(1)	Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)
W Coleman Bitting	19,688	-	-	-	19,688
John B. Van Heuvelen	21,875	-	-	-	21,875
Frank P. Filipps	17,500	-	-	-	17,500
Ava L. Parker	19,688	-	-	-	19,688

___________________

*	Columns for “Non-Equity Incentive Plan Compensation” and “Changes in Pension Value and Nonqualified Compensation Earnings” have been omitted because they were not applicable.

(1)
Compensation for our independent directors for 2013 was paid on a pro-rata basis for the period beginning with the completion of our initial public offering (“IPO”) and ending on December 31, 2013.  Annual compensation for this period was $17,500, plus $2,188 for chairing the Compensation Committee and the Nominating and Corporate Governance Committee and $4,375 for chairing the Audit Committee.

Equity-Based Compensation

Our Compensation Committee may, from time to time, grant equity awards in the form of options, stock awards, stock appreciation rights, performance units, incentive awards or other equity-based awards to our non-employee directors pursuant to the 2012 Plan. We expect these awards to be designed to align the interests of our non-employee directors with those of our stockholders by allowing recipients to share in the creation of value for our stockholders through stock appreciation and dividends. We expect these equity awards generally to be subject to vesting requirements over a number of years, which will promote the retention of non-employee directors. Further, such awards may be subject to partial forfeiture if the Company’s book value declines more than pre-determined amounts prior to vesting.

On April 25, 2014, our Compensation Committee granted each of our non-employee directors 6,000 shares of restricted stock subject to a three year vesting schedule whereby 2,000 shares of the award vest on the first, second and third anniversary of the awards.  The director will have all of the rights of a stockholder with respect to the awards, including the right to receive dividends and vote the shares.  The awards are subject to forfeiture should the director depart prior to the respective vesting dates. The awards were made to our non-employee directors as a bonus to reward their prior service to the Company during the period from our first attempt at an initial public offering in July of 2011, and various other attempts to raise additional capital prior to the completion of our initial public offering in February of 2013.  Our non-employee directors have served the Company absent any compensation of any kind prior to February 2013, and with only modest compensation since.

PROPOSAL 2:  TO RATIFY THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our Audit Committee has selected the accounting firm of BDO USA, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2014, subject to ratification of this appointment by our stockholders.  Action by stockholders is not required by law in the appointment of an independent registered public accounting firm, but this appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of auditors.  If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of BDO USA, LLP as our independent registered public accounting firm.  BDO USA, LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company in any capacity.  BDO USA, LLP has served as our independent registered public accounting firm since our formation in August 2010.

The Company anticipates that a representative of BDO USA, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTEFOR
THE RATIFICATION OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. All of the fees reflected below were approved by our Audit Committee.

FEE DISCLOSURE

The following table lists the fees for services rendered by BDO USA, LLP, our independent registered public accounting firm for the years ended December 31, 2013 and 2012:

Fee Category	2013	2012
Audit Fees	$288,816	$273,070
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$288,816	$273,070

Audit Fees

“Audit Fees” relate to fees and expenses billed by BDO USA, LLP for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances and other corporate transactions.  Fees for the year ended December 31, 2013 include $48,800 for the audit related services performed in connection with the filing of the registration statements.  Fees for the year ended December 31, 2012 include $105,100 and $48,900, respectively, for audit related services performed in connection with the filing of a registration statement and a proposed merger transaction.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board of Directors by providing oversight of our financial management, independent auditor and financial reporting controls and accounting policies and procedures. Our management is responsible for preparing our financial statements and systems of internal control, and the independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with generally accepted accounting principles. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditor.

In this context, the Audit Committee has:

•
Met and held discussions with management and the independent auditor. Management represented to the Audit Committee that our financial statements as of and for the year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures included in our financial statements with management and the independent auditor.

•
The Audit Committee has discussed with the independent auditor matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties).

•
The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditor have discussed the auditor’s independence from us and our management, including the matters in those written disclosures.

•
The Audit Committee also has discussed with our independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

The members of the Audit Committee are not currently professionally engaged in the practice of auditing or accounting and as such, cannot be considered experts in the field of auditing or accounting, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and BDO USA, LLP. Accordingly, our activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions referred to above do not assure that (i) the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, (ii) our financial statements are presented in accordance with generally accepted accounting principles or (iii) BDO USA, LLP is in fact independent.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission (“SEC”).

By the Audit Committee:
John B. Van Heuvelen, Chair
Frank P. Filipps
Ava L. Parker

EXECUTIVE OFFICERS

The following sets forth certain information with respect to our named executive officers:

Name	Age	Position
Robert E. Cauley	55	Chief Executive Officer, President and Chairman of the Board
G. Hunter Haas, IV	37	Chief Financial Officer, Chief Investment Officer, Secretary and Director

Biographical information on Mr. Cauley and Mr. Haas are provided above.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for the executive officers named in this proxy statement and our executive officers generally.

Overview of Compensation Program and Philosophy

We have no employees. We are externally managed by our Manager pursuant to a management agreement between our Manager and us. We have not paid any cash or non-cash equity compensation to any of our officers to date. We do not intend to pay any cash compensation to any of our officers in the future, nor do we currently intend to adopt any policies with respect thereto, except that we will reimburse our Manager for our allocable share of the compensation of our Chief Financial Officer, including, without limitation, annual base salary, bonus, any related withholding taxes and employee benefits based on the percentage of time spent on our affairs. As of the date of this proxy statement, we have not reimbursed our Manager for any amounts related to our Chief Financial Officer’s compensation.  We will not reimburse our Manager for any amounts related to our Chief Financial Officer’s compensation until the calendar quarter commencing July 1, 2014. We also intend to make awards under our 2012 Plan from time to time. Our management agreement provides that our Manager will provide us with a management team, including our Chief Executive Officer, Chief Financial Officer and Chief Investment Officer or similar positions. Each of our officers are employees of Bimini. The Compensation Committee of Bimini’s Board of Directors will determine the levels of base salary and cash incentive compensation that may be earned by our officers, including our Chief Financial Officer, based on factors as Bimini may determine are appropriate. Bimini will also determine whether and to what extent our officers will be provided with pension, long-term or deferred compensation and other employee benefits plans and programs. We expect that Bimini will use proceeds from the management agreement and overhead sharing agreement in part to pay compensation to its officers and employees.

Cash and Other Compensation

Our named executive officers and other personnel who conduct our regular business are employees of our Manager. Accordingly, we do not pay or accrue any salaries or bonuses to our officers.

Equity-Based Compensation

As with our non-employee directors, our Compensation Committee may, from time to time, grant equity awards in the form of options, stock awards, stock appreciation rights, performance units, incentive awards or other equity-based awards to the employees of our Manager pursuant to the 2012 Plan. Certain of the Manager’s employees also serve as our officers as described in this proxy statement.  We expect these awards to be designed to align the interests of the employees of our Manager with those of our stockholders by allowing the employees of our Manager to share in the creation of value for our stockholders through stock appreciation and dividends. We expect these equity awards generally to be subject to vesting requirements over a number of years, and designed to promote the retention of employees and executives of our Manager and to achieve strong performance for our company. These awards will further provide flexibility to us in our ability to enable our Manager to attract, motivate and retain talented individuals at our Manager.

We believe our compensation policies are particularly appropriate since we are an externally managed REIT.  REIT regulations require us to pay at least 90% of our earnings to stockholders as dividends.  As a result, we believe that our stockholders are principally interested in receiving attractive risk-adjusted dividends and stability in book value.  Accordingly, we want to provide an incentive to our directors and the employees of our Manager that rewards success in achieving these goals.  We believe that equity-based awards are consistent with our stockholders’ interest in book value stability as these individuals will be incentivized to protect book value for stockholders over time.  We believe that this alignment of interests provides an incentive to our Manager’s employees to implement strategies that will enhance our long-term performance and promote growth in dividends while preserving book value.

To date, there have been no awards granted under the 2012 Plan other than the 6,000 shares of common stock issued to our non-employee directors on April 25, 2014. For 2014, the Compensation Committee will evaluate the performance of our Manager in light of our financial performance relative to other REITs that follow similar investment strategies – as described below – and other criteria that the Compensation Committee deems appropriate.  The Compensation Committee’s overriding objective will be to only reward the Manager for performance that is in the long term best interests of stockholders and that does not incent the Manager to take risks that will put the Company’s best interests at risk.  Since the preservation of the Company’s book value is a primary objective of our Manager’s investment thesis, book value performance, both relative to our peers and in absolute terms will be weighed heavily by the Compensation Committee in their evaluation of our Manager’s performance.  Other financial measures, such as the level of dividends, may be considered, but will not be given equal weight by the Compensation Committee. The financial benchmarks that our Compensation Committee may consider consist of both absolute and relative performance.  The financial benchmarks that may be considered are (i) book value performance relative to a pre-determined peer group, (ii) the sum of dividends paid plus or minus changes in book value compared to a hurdle rate of 7.61%, which is equal to the yield as of December 31, 2013 for a 30-year fixed rate mortgage guaranteed by Fannie Mae plus 400 basis points, and (iii) the sum of dividends paid plus or minus changes in book value compared to a pre-determined peer group.  Book value is a component of all three measures because the Compensation Committee believes book value preservation is critical to maintaining our ability to generate dividends over time, and does not want to incentivize the Manager to risk degradation in book value in an effort to generate outsized dividends in a given period.

The Compensation Committee has designated the following REITs as our peer group for purposes of the financial performance benchmarks. The Compensation Committee believes investors evaluate us in the context of our performance relative to other mortgage REITs with similar investment strategies.  We consider these companies to be the most relevant for purposes of benchmarking our financial performance and our primary competitors for both capital and executive talent.

American Capital Agency Corp. (AGNC)*
Annaly Capital Management, Inc. (NLY)*
Anworth Mortgage Asset Corporation (ANH)*
ARMOUR Residential REIT, Inc. (ARR)*
Capstead Mortgage Corporation (CMO)
CYS Investments, Inc. (CYS)
Hatteras Financial Corp. (HTS)*
Western Asset Management Capital Corporation (WMC)*

* Externally managed

For 2014, in the event that the Compensation Committee elects to make an award in its discretion, our Compensation Committee has established a maximum aggregate award payable to the employees of our Manager of restricted stock with a fair market value on the date of grant that will not exceed the greater of $500,000 or 30% of the management fees paid to our Manager for the year.

Pension Benefits

We do not provide any of our named executive officers with pension benefits.

Nonqualified Deferred Compensation

We do not provide any of our named executive officers with any nonqualified deferred compensation plans.

Potential Payments Upon Termination Of Employment

We do not have any employment agreements with any of our named executive officers and are not obligated to make any payments to them upon termination of employment.

Potential Post-Employment Payments and Payments on a Change in Control

None of our named executives has the right to terminate employment and receive severance payments from us, and we are not required to make payments to an executive upon a change of control of us.

Compensation Policies and Practices as They Relate to Risk Management

We did not pay any compensation of any sort to our named executive officers and did not have any employees during the year ended December 31, 2013 and, therefore, our compensation policies and practices are not reasonably likely to have a material adverse effect on us.  We pay our Manager a management fee that is a percentage of our stockholders’ equity, as defined in the management agreement.  This management fee is not tied to our performance and, as a result, we believe this management fee is not reasonably likely to have a material adverse effect on us.  We have designed  the incentives established by the policies and practices related to award grants to employees of our Manager under our 2012 Plan as such policies and practices relate to or affect risk taking by our Manager on our behalf, in a manner that we believe will not cause our Manager to seek to make higher risk investments as the potential awards under our 2012 Plan  payable to employees of our Manager avoids placing undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, to achieve higher awards.  We have designed our award criteria related to our 2012 Plan in an effort to provide the proper incentives to our Manager’s employees to maximize our performance in order to serve the best interests of our stockholders.  Our Board of Directors monitors our award criteria related to our 2012 Plan to determine whether its risk management objectives are being met with respect to incentivizing our Manager’s employees.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information with respect to outstanding equity awards held by the named executive officers as of December 31, 2013.  As of December 31, 2013, there were no outstanding equity awards issued under the 2012 Plan or otherwise.

Equity
Incentive
											Equity	Plan
											Incentive	Awards:
					Equity						Plan	Market or
					Incentive						Awards:	Payout
					Plan						Number of	Value of
					Awards:					Market	Unearned	Unearned
	Number of		Number of		Number of				Number of	Value of	Shares,	Shares,
	Securities		Securities		Securities				Shares or	Shares or	Units or	Units or
	Underlying		Underlying		Underlying				Units of	Units of	Other	Other
	Unexercised		Unexercised		Unexercised		Option		Stock That	Stock That	Rights That	Rights That
	Options		Options		Options		Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#	)	(#	)	(#	)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable		Unexercisable		Unexercisable		($)	Date	(#)	($)	(#)	($)
R.E. Cauley	-		-		-		-	-	-	-	-	-
G. H. Haas IV	-		-		-		-	-	-	-	-	-

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee:
W Coleman Bitting, Chair
Frank P. Filipps
John B. Van Heuvelen

PROPOSAL 3: TO APPROVE, BY A NON-BINDING VOTE,
 THE COMPANY’S EXECUTIVE COMPENSATION

We are asking our stockholders to provide a non-binding ‘‘say-on-pay’’ advisory approval of the overall compensation philosophy as we have described it in the ‘‘Executive Compensation’’ section of this Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR
THE FOLLOWING RESOLUTION REGARDING THE “SAY-ON-PAY”
VOTE APPROVING THE OVERALL COMPENSATION PHILOSOPHY

RESOLVED, that stockholders approve the overall executive compensation philosophy as described in the Compensation Discussion and Analysis section of this proxy statement.

Our Board of Directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters.  We are providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act.  The stockholder vote will not be binding on us or the Board of Directors, and it will not be construed as overruling any decision by us or the Board of Directors or creating or implying any change to, or additional, fiduciary duties for us or the Board of Directors.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, we are externally managed by Bimini Advisors, LLC, our Manager, pursuant to the management agreement between our Manager and us.  In 2013, we did not have any employees that we compensated directly with salaries or other cash compensation.  Our named executive officers’ compensation was paid by our Manager out of funds from the management fees we pay to our Manager, and any expense reimbursements we pay our Manager.  We do not provide our named executive officers with pension benefits, termination payments or other incidental payments.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our Board of Directors believes that our compensation program is directly linked to our principal business objective of generating income for our stockholders.  For example:

•
While we do not pay our named executive officers any cash compensation, our Compensation Committee may grant employees of our manager equity awards intended to align their interests with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through stock appreciation and dividends.

•	These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and to achieve strong performance for our company.
•	These awards further provide flexibility to us in our ability to enable our Manager to attract, motivate and retain talented individuals at our Manager.

For these reasons, the Board of Directors recommends that stockholders vote in favor of the proposed resolution.  While this vote is not binding on us, it will provide information to our Compensation Committee and our management regarding investor sentiment about our executive compensation philosophy, policies and practices. We will consider this information when determining executive compensation for 2014 and beyond.

PROPOSAL 4:  TO APPROVE, BY A NON-BINDING VOTE, THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ABOUT THE OUR EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program.  The option (every one, two or three years) receiving the greatest number of “for” votes will be considered the frequency recommended by stockholders.  We are providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act. The stockholder vote will not be binding on us or the Board of Directors, and it will not be construed as overruling any decision by us or the Board of Directors or creating or implying any change to, or additional, fiduciary duties for us or the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
“EVERY THREE YEARS” FOR THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance.  The management fees we pay our Manager are applied towards the payment of compensation to our named executive officers.  The initial term of the management agreement between our Manager and us is three years unless previously terminated for cause.  The three year initial term of the management agreement is directly aligned with our long-term objective of generating income for our stockholders.

Furthermore, we make efforts to reduce the costs related to conducting our Annual Meeting and preparing the proxy statement and other related documentation.  A triennial vote would limit the resources expended by us with respect to conducting the advisory vote.

A triennial vote will also provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide the Compensation Committee sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program.

The Say-on-Frequency vote is non-binding; however, the Board of Directors and Compensation Committee will take the results of the vote into consideration when determining the appropriate frequency for future Say-on-Pay votes.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 28, 2014 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group.  In accordance with SEC rules, beneficial ownership includes:

•	all shares the investor actually owns beneficially or of record;
•	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•	all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days after April 28, 2014).

Knowledge of the beneficial ownership of our common stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, as amended.  Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.  Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 3305 Flamingo Drive, Vero Beach, Florida 32963.

	Amount and Nature
	of Beneficial	Percent of
Name of Beneficial Owner	Ownership	Class
Bimini Capital Management, Inc.	981,665	10.8%
Robert E. Cauley	3,000		(1)
G. Hunter Haas, IV	10,000		(1)
John B. Van Heuvelen	42,664		(1)
W Coleman Bitting	-	-
Frank P. Fillips	-	-
Ava L. Parker	-	-
All Directors and Executive Officers as a Group (6)	55,664		(1)

_______________

(1)	Represents less than 1% of the outstanding common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and executive officers are required to file reports of initial ownership and changes in ownership of our securities with the SEC.  To our knowledge, based solely on a review of copies of such reports filed with the SEC and written representations that no other reports were required, the required filings of all such directors and executive officers were filed timely.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our officers, directors and employees, if any.  We have also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers may be accessed from the Corporate Governance section of our website at www.orchidislandcapital.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  We intend to disclose any waivers from, or amendments to, our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers required to be disclosed by applicable law or stock exchange listing standards by posting a description of such waiver or amendment on our website at www.orchidislandcapital.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

We are externally managed and advised by our Manager pursuant to the terms of a management agreement. Our Manager is responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. We pay our Manager a monthly management fee, payable in arrears, and will reimburse our Manager for certain expenses commencing with the calendar quarter beginning July 1, 2014. Our Manager will earn a management fee regardless of the performance of our investments.

Under the current management agreement, we paid our Manager aggregate management fees of $628,800 for the period beginning on February 20, 2013 through December 31, 2013. The initial term of the management agreement expires on February 20, 2016, and will automatically be renewed for one-year terms thereafter unless terminated for cause. Should we terminate the management agreement without cause, we will pay to the Manager a termination fee equal to three times the average annual management fee, as defined in the management agreement, before or on the last day of the initial term or automatic renewal term.

Under our previous management agreement with Bimini, which was terminated upon the completion of our initial public offering and replaced by the current management agreement with our Manager, we paid Bimini aggregate management fees of $248,900 for the year ended December 31, 2012, and $35,300 for the period beginning January 1, 2013 to February 20, 2013.

The Company was obligated to reimburse Bimini for its costs incurred under the original management agreement. In addition, we were required to pay Bimini a monthly fee of $7,200, which represents an allocation of overhead expenses for items that include, but are not limited to, occupancy costs, insurance and administrative expenses. These expenses were allocated based on the ratio of our assets and Bimini’s consolidated assets.

Payment of Certain Offering Expenses

Our Manager has paid, or has reimbursed us, for all offering expenses in connection with our IPO.  During the years ended December 31, 2013 and 2012, these expenses were approximately $3.0 million and $0.2 million, respectively.  In addition, during the year ended December 31, 2012, our Manager paid certain expenses totaling approximately $0.8 million on our behalf associated with a failed merger attempt.  We have no obligation or intent to reimburse the Manager, either directly or indirectly, for the offering costs or attempted merger costs, therefore they are not included in our financial statements.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements require, among other things, that we indemnify our directors and certain officers to the fullest extent permitted by law and advance to our directors and certain officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

Related Person Transaction Policies

Our Board of Directors adopted a policy providing that any investment transaction between Bimini, our Manager or any of their affiliates and us requires the prior approval of a majority of our independent directors.

Our Board of Directors also adopted a policy regarding the approval of any “related person transaction”, which is any transaction or series of transactions in which we or are to be a participant, the amount involved exceeds $120,000 and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to the audit committee any related person transaction and all material facts about the transaction. The audit committee would then assess and promptly communicate that information to our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

In fulfilling its responsibility, the audit committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions. The audit committee will take into account such factors as it deems necessary or appropriate in deciding whether to approve, ratify or disapprove any related person transaction, including any one or more of the following:

•	the terms of the transaction;
•	the benefits to us of the transaction;
•	the availability of other sources for comparable products or services;
•	the terms available to unrelated third parties or to employees generally; and
•
the impact on a director’s independence in the event that such director is a party to the transaction or such director, an immediately family member of such director or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.

No director may participate in any consideration or approval of a related person transaction with respect to which such director or any of such director’s immediate family members is the related person or has a direct or indirect material interest. Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company.

On an annual basis, we will solicit information from each of our directors and executive officers to identify related person transactions. If a related person transaction that has not been previously approved or previously ratified is identified, the audit committee will promptly consider all of the relevant facts. If the transaction is ongoing, the audit committee may ratify or request the rescission, amendment or termination of the related person transaction. If the transaction has been completed, the audit committee may seek to rescind the transaction where appropriate and may recommend that our Board of Directors or we take appropriate disciplinary action where warranted. In addition, the audit committee will generally review any ongoing related person transactions on an annual basis to determine whether to continue, modify or terminate such related person transactions.

In addition, our code of business conduct and ethics, which is reviewed and approved by our Board of Directors and provided to all our directors, officers and the persons who provide services to us pursuant to the management agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and our interests. Pursuant to our code of business conduct and ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our Chief Executive Officer, Chief Financial Officer, principal accounting officer and certain other persons who may be designated by our Board of Directors, whom we collectively refer to as our financial executives, must consult with our audit committee with respect to any proposed actions or arrangements that are not clearly consistent with our code of business conduct and ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our code of business conduct and ethics, the executive must obtain a waiver of the relevant provisions of our code of business conduct and ethics in advance from our audit committee.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board or with the non-management directors as a group, by sending a letter to the attention of the appropriate person or persons (which may be marked as confidential) addressed in care of our corporate secretary at Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  All communications received by our corporate secretary will be forwarded to the intended recipient(s).  Any such communications may be made anonymously.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters. A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Business Conduct and Ethics, which is published in the Investor Relations section of our web site at www.orchidislandcapital.com.

PROPOSALS OF STOCKHOLDERS

Any stockholder intending to present a proposal at our 2015 annual meeting of stockholders and have the proposal included in the proxy statement for such meeting must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 30, 2014. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and our bylaws, and must be a proper subject for stockholder action under Maryland law.

Pursuant to our current bylaws, any stockholder intending to nominate a director or present a proposal at an Annual Meeting of our stockholders without seeking to have such a nomination or proposal included in the proxy statement for such Annual Meeting, must notify us in writing not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s Annual Meeting. Accordingly, any stockholder who intends to submit such a nomination or proposal at our 2015 Annual Meeting of stockholders must notify us in writing of such proposal by December 30, 2014, but in no event earlier than November 30, 2014.

Any such nomination or proposal should be sent to Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida, 32963, Attn: Secretary, and, to the extent applicable, must include the information required by our bylaws and otherwise comply with the requirements established by our bylaws.

"HOUSEHOLDING" OF PROXY STATEMENT AND ANNUAL REPORT

The SEC rules allow for the delivery of a single copy of the Notice of Annual Meeting of Stockholders or set of proxy materials to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family.  This delivery method, known as ''householding," will save us printing and mailing costs.  Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent, if a stockholder does not request continuation of duplicate mailings.  Brokers, dealers, banks or other nominees or fiduciaries that hold shares of our common stock in ''street" name for beneficial owners of our common stock and that distribute proxy materials and the Notice of Annual Meeting of Stockholders they receive  to beneficial owners may he householding. Depending upon the practices of your broker, bank or other nominee or fiduciary, you may need to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee or fiduciary.

If you hold shares of our common stock in your own name as a holder of record, householding will not apply to your shares.  Also, if you own shares of our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of our proxy statements and annual reports to stockholders. To assist us in saving money and to provide you with better stockholder services, we encourage registered holders of our stock to have all of your accounts registered in the same name and address.  You may do this by contacting our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2378 or in writing at 17 Battery Place - 8th Floor, New York, New York 10004.

If you wish to request extra copies free of charge of any annual report to stockholders or proxy statement, please send your request to Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, Attn: Secretary, or contact our Secretary via telephone at (772) 231-1400. You can also refer to our website at www.orchidislandcapital.com. Information at, or connected to, our website is not and should not be considered part of this proxy statement.

2013 ANNUAL REPORT

Our 2013 annual report is being mailed to stockholders concurrently with this proxy statement.  The 2013 annual report, however, is not part of the proxy solicitation material.  A copy of our annual report on Form 10-K as filed with the SEC, which includes our consolidated financial statements for the year ended December 31, 2013, is contained in the 2013 annual report and is available on our website at www.orchidislandcapital.com.  You may obtain additional copies of our annual report on Form 10-K free of charge by directing your request in writing to our corporate secretary at Orchid Island Capital, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

OTHER MATTERS

So far as is known, no matters other than those described herein are expected to come before the 2014 Annual Meeting of Stockholders.  It is intended, however, that the proxies solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or persons voting such proxies unless the stockholder has indicated on the Proxy Card that the shares represented thereby are not to be voted on such other matters.

ADJOURNMENTS

Adjournments may be made for the purpose of, among other things, soliciting additional proxies.  Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting.  If the Annual Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn).  The Company does not currently intend to seek an adjournment of the Annual Meeting.

Vero Beach, Florida April 29, 2014